STATE of DELAWARE
AMENDED AND RESTATED
CERTIFICATE of INCORPORATION

Of Tranquility, Inc., originally incorporated August 20, 1997 under the General Corporation Law of the State of Delaware. This filing, duly adopted by the shareholders, is intended to amend and restate the certificate of incorporation pursuant to Section 242 and Section 245 of the General Corporation Law of the State of Delaware

FIRST: The name of this Corporation is Cotton Bay Holdings, Inc.
(hereinafter the "Corporation")

SECOND: Its Registered Office in the State of Delaware is to be located at 113 Barksdale Professional Center in the City of Newark, County of New Castle. The zip code is 19711. The name of the Registered Agent therein and in charge thereof upon whom process against this Corporation may be served, is Delaware Intercorp, Inc.

THIRD: The nature of the business and the objects and purposes proposed to be transacted, promoted and carried on, are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: The total number of shares of stock that the corporation shall have authority to issue is the following shares:

Class	Number of Shares	Par Value
Common	300,000,000	$.001
Preferred	5,000,000	$.01

FIFTH: The directors of the corporation are not liable to either the corporation or its stockholders for monetary damages for a breach of fiduciary duties unless the breach involves: a) a director's duty of loyalty to the corporation or its stockholders; b) intentional misconduct or violation of law; c) a transaction from which the director derived an improper personal benefit; or d) liability for unlawful payments of dividends or unlawful stock purchases or redemption by the corporation.

I, The Undersigned, for the purpose of amending and restating a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this 1st day of August, AD 2012.

Signed: ______________________

Name: Alfred Abiouness, Jr.

Title: President